UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05459
                                  ----------

                          TEMPLETON GLOBAL INCOME FUND
                        --------------------------------
               (Exact name of registrant as specified in charter)

       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
       -------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         --------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (954) 527-7500
                                                            --------------

Date of fiscal year end: 8/31
                         ----

Date of reporting period: 2/28/10
                          --------

ITEM 1. REPORTS TO STOCKHOLDERS.


FEBRUARY 28, 2010

SEMIANNUAL REPORT

                                    (GRAPHIC)

                                                                    FIXED INCOME

                          TEMPLETON GLOBAL INCOME FUND

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - TEMPLETON - Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the semiannual report

Contents

SEMIANNUAL REPORT
Templeton Global Income Fund...............................................    1
Performance Summary........................................................    7
Important Notice to Shareholders...........................................    8
Financial Highlights and Statement of Investments..........................    9
Financial Statements.......................................................   24
Notes to Financial Statements..............................................   27
Annual Meeting of Shareholders.............................................   37
Dividend Reinvestment and Cash Purchase Plan...............................   38
Shareholder Information....................................................   41

Semiannual Report

Templeton Global Income Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Templeton Global Income Fund seeks high, current income, with a secondary goal of capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in income-producing securities, including debt securities of U.S. and foreign issuers, including emerging markets.

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 2/28/10

                                  (PIE CHART)

Government Bonds............................   90.5%
Municipal Bonds.............................    3.7%
Short-Term Investments & Other Net Assets...    5.8%

Dear Shareholder:

We are pleased to bring you Templeton Global Income Fund's semiannual report for the period ended February 28, 2010.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 10.


                              Semiannual Report | 1

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 2/28/10

Asia Pacific           36.3%
Americas               26.1%
Other Europe           23.4%
Middle East & Africa    6.3%
Supranational*          4.3%
Other Net Assets        3.6%

* The Fund's supranational investments were denominated in the Mexican peso, New Zealand dollar, Norwegian krone and U.S. dollar.

PERFORMANCE OVERVIEW

For the six months under review, Templeton Global Income Fund delivered cumulative total returns in U.S. dollar terms of +10.40% based on market price and +9.73% based on net asset value. The Fund outperformed the J.P. Morgan (JPM) Global Government Bond Index (GGBI), which posted cumulative total returns of +1.59% in local currency terms and +1.07% in U.S. dollar terms for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary on page 7.

ECONOMIC AND MARKET OVERVIEW

During the six months under review, the global economic recovery took hold and strengthened. For most countries, economic growth reached its low point in 2009's second quarter, and the subsequent rebound in activity benefited many bond and currency markets. Improved economic growth in the U.S., eurozone and Japan was accompanied by contained inflationary pressures, which allowed major central banks to leave interest rates at very low levels and maintain ample liquidity. Although the U.S. Federal Reserve Board and the European Central Bank began preparing for eventual tightening, Japan increased its level of monetary accommodation. Outside of the G-3 (U.S., eurozone and Japan), other central banks such as those of Australia and Norway began to normalize their interest rate policies given stronger growth dynamics and pricing pressures.

During the period, differentiation in recovery strength increased across regions and countries. For example, U.S. gross domestic product (GDP) rose 0.1% year-over-year in 2009's fourth quarter, while Japan's contracted 0.4% and the eurozone's shrank 2.1%.(2) However, the positive figure recorded in the U.S. was meager compared with growth rates outside developed economies. Real GDP in fourth quarter 2009 rose 10.7% in China year-over-year, in India and South Korea, 6.0%, in Brazil, 4.3%, and in Poland, 3.1%.(3)

Although increased government spending and financial sector bailouts helped mitigate the recession's severity in developed economies like those of the U.S. and Europe, the fiscal deterioration led to upward pressure on public debt

(1.) Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The JPM GGBI tracks total returns for liquid, fixed-rate, domestic government bonds with maturities greater than one year issued by developed countries globally. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

(2.) Sources: Economic and Social Research Institute (Japan); Eurostat
     (eurozone).

(3.) Sources: National Bureau of Statistics (China); India Central Statistical
     Organization; Bank of Korea (South Korea); IBGE (Brazil); Polish Statistical Office.


                              2 | Semiannual Report
ratios. The International Monetary Fund estimated in its October 2009 World Economic Outlook that the debt-to-GDP ratio of developed G-20 countries would rise from 78% in 2007 to nearly 107% by 2010, while the corresponding debt ratio of emerging G-20 countries would rise from 37% to nearly 40% over the same time.(4) Increased investor and institutional scrutiny of sovereign debt sustainability in several eurozone economies led to euro weakness and rising interest rate spreads for those governments.

Concerns about developed economies' sovereign credit fundamentals had limited spillover into emerging markets. Additionally, ample liquidity supported by low interest rates maintained by many major central banks underpinned capital flows to emerging markets given comparatively better economic growth dynamics, interest rate prospects and credit fundamentals.

INVESTMENT STRATEGY

We invest selectively in bonds around the world to generate income for the Fund, seeking opportunities while monitoring changes in interest rates, currency exchange rates and credit risks.

MANAGER'S DISCUSSION

The Fund's total return was influenced by various factors, including interest rate developments, currency movements and exposure to sovereign debt markets.

INTEREST RATE STRATEGY

Relative to the JPM GGBI, the Fund benefited from its interest rate strategy during the six-month reporting period. Given historically low interest rates in the world's largest economies, we maintained a lower duration than that of the index. We held no U.S. Treasury securities and had limited duration exposure in other developed bond markets. Although U.S. inflationary pressures remained subdued by slack in the economy, characterized by a relatively high 9.7% unemployment rate as of February 2010 and increased labor productivity, we avoided exposure to U.S. government bonds given a large fiscal deficit (9.9% of GDP in 2009) and what we believed were more attractive yield opportunities elsewhere.(5) During the reporting period, the Fund's relative performance benefited from a lack of exposure to U.S. Treasuries as long-term government bond yields rose 21 basis points (bps) from 3.40% to 3.61%.

WHAT IS DURATION?

Duration is a measure of a bond's price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

(4.) The G-20 is an informal forum that promotes open and constructive discussion between industrial and emerging market countries on key issues related to global economic stability. It is made up of the finance ministers and central bank governors of 19 countries and the European Union.

(5.) Sources: Bureau of Labor Statistics; Congressional Budget Office.


                              Semiannual Report | 3

CURRENCY BREAKDOWN
2/28/10

                       % OF TOTAL
                       NET ASSETS
                       ----------
AMERICAS                  58.2%
U.S. Dollar               34.0%
Brazilian Real             9.1%
Chilean Peso               7.3%
Mexican Peso               4.4%
Peruvian Nuevo Sol         3.4%
ASIA PACIFIC              36.2%
South Korean Won          15.2%
Malaysian Ringgit         14.7%
Australian Dollar         10.5%
Indonesian Rupiah          8.4%
Indian Rupee               6.4%
Philippine Peso            5.0%
Chinese Yuan               4.9%
Sri Lankan Rupee           2.0%
New Zealand Dollar*      -10.7%
Japanese Yen*            -20.2%
MIDDLE EAST & AFRICA       5.2%
Israeli New Shekel         4.4%
Egyptian Pound             0.8%
EUROPE                     0.4%
Swedish Krona             11.9%
Polish Zloty               8.0%
Norwegian Krone            6.6%
Euro*                    -26.1%

* Holding is a negative percentage because of the Fund's holdings of forward currency exchange contracts.

Conversely, the Fund's underweighted eurozone position and lack of exposure to Japanese government bonds detracted from relative performance.

We maintained duration exposure in select cases where we viewed significant slack in an economy, such as Mexico's, or prospects for a drop in risk premium, such as in Indonesia. The Fund benefited from duration exposure in Mexico where long-term bond yields fell 56 bps from 8.16% to 7.60%. Mexico's economic recovery was relatively weak, with fourth quarter 2009 GDP contracting an annualized 2.3%, supporting disinflation, or a slowdown in the rate of price increases.(6) Additionally, Mexico passed fiscal reform legislation to increase budget revenues and help secure fiscal stability. The Fund also benefited from duration exposure in Indonesia, where long-term bond yields fell 66 bps from 10.51% to 9.85%.

CURRENCY STRATEGY

The Fund's currency strategy benefited relative performance. Fund positioning during the reporting period reflected growing divergence in economic performance among the G-3 and between developed and emerging market economies.

The Fund benefited from its large net negative position in the euro, which fell 4.90% against the U.S. dollar during the period.(7) We viewed the euro-zone's economic growth prospects versus the U.S. as hampered by Europe's relatively more constrained credit conditions, lower productivity, less flexible labor market, and concerns involving the fiscal creditworthiness of Greece. Conversely, the Fund's net negative Japanese yen position detracted from performance given the yen's 4.39% appreciation against the U.S. dollar.(7) We continued to view Japan as a significant economic underperformer among major industrial countries. While the U.S. and eurozone discussed strategies for scaling back unconventional monetary stimulus, Japan increased liquidity injections into its commercial banking system to counter increased risks to growth and greater deflation pressure. January 2010 consumer prices rose an annualized 2.6% in the U.S. and 1.0% in the eurozone but fell an annualized 1.3% in Japan.(8) We also held net negative yen exposure to protect against rising U.S. Treasury yields given our analysis of a strong correlation between the value of the Japanese yen versus the U.S. dollar and the differential between interest rates in the U.S. and Japan.

(6.) Source: National Institute of Statistics and Geography.

(7.) Source: IDC/Exshare.

(8.) Sources: Bureau of Labor Statistics (U.S.); Eurostat (eurozone); Economic and Social Research Institute (Japan).


                              4 | Semiannual Report

The Fund also benefited from exposure to Asian currencies. Relative to the U.S. dollar, the Indonesian rupiah rose 7.98%, the South Korean won, 7.67%, the Australian dollar, 6.22%, and the Indian rupee, 5.90%, during the six months under review.(7) Asia's positive economic growth momentum led policymakers to begin tightening monetary policy. Australia was one of the first developed economy to increase interest rates, and China and India also tightened policy during the period. While the region's positive growth differential and rising interest rates attracted capital inflows, its overall balance of payment positions remained supportive as evidenced by the region's reserve accumulation. Exposure to Latin American currencies also contributed to relative performance. For example, the Chilean peso rose 4.88% and the Brazilian real, 3.37%, against the U.S. dollar over the period.(7)

GLOBAL SOVEREIGN DEBT AND CREDIT STRATEGY

The Fund invested in hard currency-denominated sovereign debt. As an asset class, these securities typically compensate for greater credit risk by offering higher yields relative to comparable maturity U.S. and European benchmark treasury yields. U.S. dollar-denominated emerging market debt generated a six-month total return of +8.42% as measured by the J.P. Morgan (JPM) Emerging Markets Bond Index Global (EMBIG).(9) Sovereign interest rate spreads fell from 389 bps at the beginning of the reporting period to 311 bps at period-end as emerging market credit yields declined and the U.S. Treasury yield curve steepened.(10) Exposure to sovereign credits helped the Fund's performance relative to the JPM GGBI.

WHAT IS BALANCE OF PAYMENTS?

Balance of payments is a record of all of a country's exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.

(9.) Source: (C) 2010 Morningstar. The JPM EMBIG tracks total returns for U.S.
     dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.

(10.) Source: J.P. Morgan.


                             Semiannual Report | 5

Thank you for your continued participation in Templeton Global Income Fund. We look forward to serving your future investment needs.

Sincerely,

(PHOTO OF MICHAEL HASENSTAB)


/s/ Michael Hasenstab
Michael Hasenstab, Ph.D.
Portfolio Manager
Templeton Global Income Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                              6 | Semiannual Report

Performance Summary as of 2/28/10

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gains distributions, if any, or any realized gains on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

SYMBOL: GIM                                CHANGE   2/28/10   8/31/09
-----------                                ------   -------   -------
Net Asset Value (NAV)                      +$0.60    $9.44     $8.84
Market Price (NYSE)                        +$0.68    $9.83     $9.15
DISTRIBUTIONS (9/1/09-2/28/10)
Dividend Income                  $0.2520

PERFORMANCE

                                        6-MONTH    1-YEAR    5-YEAR    10-YEAR
                                        -------   -------   -------   --------
Cumulative Total Return(1)
   Based on change in NAV(2)             +9.73%   +31.80%   +65.28%   +211.04%
   Based on change in market price(3)   +10.40%   +52.21%   +67.87%   +305.92%
Average Annual Total Return(1)
   Based on change in NAV(2)             +9.73%   +31.80%   +10.57%    +12.02%
   Based on change in market price(3)   +10.40%   +52.21%   +10.92%    +15.04%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

ENDNOTES

CHANGES IN INTEREST RATES WILL AFFECT THE VALUE OF THE FUND'S PORTFOLIO AND ITS SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THE FUND'S USE OF FOREIGN CURRENCY TECHNIQUES INVOLVES SPECIAL RISKS AS SUCH TECHNIQUES MAY NOT ACHIEVE THE ANTICIPATED BENEFITS AND/OR MAY RESULT IN LOSSES TO THE FUND. ALSO, AS A NONDIVERSIFIED INVESTMENT COMPANY, THE FUND MAY INVEST IN A RELATIVELY SMALL NUMBER OF ISSUERS AND, AS A RESULT, BE SUBJECT TO A GREATER RISK OF LOSS WITH RESPECT TO ITS PORTFOLIO SECURITIES.

(1.) Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.

(2.) Assumes reinvestment of distributions based on net asset value.

(3.) Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.


                              Semiannual Report | 7

Important Notice to Shareholders

SHARE REPURCHASE PROGRAM

The Fund's Board previously authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase Fund shares, from time to time, in open-market transactions, at the discretion of management. This authorization remains in effect.

EXCHANGE-TRADED PUT AND CALL OPTIONS ON INTEREST RATE/BOND FUTURES

The Fund may purchase options on interest rate/bond futures to help hedge the Fund's risk of potentially rising interest rates. An option on an interest rate or bond futures contract is an exchange-traded contract in which a seller grants to a buyer the right (but not the obligation) to buy or sell a futures contract. The buyer pays the seller a premium for the option. Contract standardization, together with the clearing corporation guarantee, facilitates options trading. A buyer or seller of an exchange-traded option can liquidate an open position in an option before expiration by making an offsetting transaction. For example, the holder of a put option can liquidate his position by selling a put with the same strike price and expiration date. As with futures contracts, most positions in standardized options are liquidated with an offsetting transaction before the expiration date rather than being held for the purpose of selling or buying the underlying instrument. The net profit or loss in an option transaction is determined by the difference between the premium originally paid and the price received when it is sold.

Similar to futures, options on futures trade on exchanges designated as contract markets. They provide transparent pricing/valuation and the elimination of counterparty risk. Unlike futures contracts, buyers of options are not required to deposit funds in a margin account because their risk of loss is limited to the premium paid for the option.

If the Investment Manager's judgment regarding the general direction of market prices or interest rates is incorrect, the Fund's overall performance would be negatively impacted. When options on futures contracts are used for hedging, there may be an imperfect correlation between movements in the prices of the underlying asset(s) on which the options on futures contract is based and movements in the prices of the assets sought to be hedged. Adverse market movements could cause the Fund to experience substantial losses. Futures contracts that are traded on foreign exchanges, as well as options on such contracts, may not be as liquid as those purchased on Commodity Futures Trading Commission designated contract markets.


                              8 | Semiannual Report

Templeton Global Income Fund

FINANCIAL HIGHLIGHTS

                                                       SIX MONTHS ENDED                     YEAR ENDED AUGUST 31,
                                                      FEBRUARY 28, 2010  ----------------------------------------------------------
                                                         (UNAUDITED)        2009        2008        2007        2006        2005
                                                      -----------------  ----------  ----------  ----------  ----------  ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................    $     8.84      $     8.81  $     8.95  $     8.93  $     9.02  $     8.77
                                                         ----------      ----------  ----------  ----------  ----------  ----------
Income from investment operations:
   Net investment income(a) .........................          0.28            0.46        0.44        0.40        0.37        0.39
   Net realized and unrealized gains ................          0.57            0.91        0.49        0.52        0.33        0.49
                                                         ----------      ----------  ----------  ----------  ----------  ----------
Total from investment operations ....................          0.85            1.37        0.93        0.92        0.70        0.88
                                                         ----------      ----------  ----------  ----------  ----------  ----------
Less distributions from net investment income
   and net foreign currency gains ...................         (0.25)          (1.34)      (1.07)      (0.90)      (0.79)      (0.63)
                                                         ----------      ----------  ----------  ----------  ----------  ----------
Net asset value, end of period ......................    $     9.44      $     8.84  $     8.81  $     8.95  $     8.93  $     9.02
                                                         ==========      ==========  ==========  ==========  ==========  ==========
Market value, end of period(b) ......................    $     9.83      $     9.15  $     8.97  $     9.01  $     9.15  $     8.85
                                                         ==========      ==========  ==========  ==========  ==========  ==========

Total return (based on market value per share)(c) ...         10.40%          20.48%      12.25%       8.63%      13.39%      10.61%

RATIOS TO AVERAGE NET ASSETS(d)
Expenses(e) .........................................          0.74%           0.74%       0.74%       0.75%       0.80%       0.76%
Net investment income ...............................          6.08%           5.52%       4.82%       4.45%       4.16%       4.22%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................    $1,240,181      $1,160,282  $1,155,981  $1,170,414  $1,161,850  $1,172,240
Portfolio turnover rate .............................         11.70%          57.11%      64.44%      49.24%      49.20%      41.81%

(a)  Based on average daily shares outstanding.

(b)  Based on the last sale on the New York Stock Exchange.

(c)  Total return is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                              Semiannual Report | 9

Templeton Global Income Fund

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2010 (UNAUDITED)

                                                                                  PRINCIPAL AMOUNT(a)                VALUE
                                                                                 ---------------------          ----------------
       BONDS 90.5%
       ARGENTINA 2.6%
(b, c) Government of Argentina, senior bond, FRN, 0.389%, 8/03/12 ............              98,977,000          $     32,167,525
                                                                                                                ----------------
       AUSTRALIA 7.9%
       New South Wales Treasury Corp.,
          6.00%, 5/01/12 .....................................................              10,565,000    AUD          9,681,897
          senior note, 5.50%, 3/01/17 ........................................              36,971,000    AUD         32,906,913
       Queensland Treasury Corp.,
          13, 6.00%, 8/14/13 .................................................              41,536,000    AUD         38,210,096
          17, 6.00%, 9/14/17 .................................................              12,395,000    AUD         11,321,980
   (d)    144A, 7.125%, 9/18/17 ..............................................               7,480,000    NZD          5,589,590
                                                                                                                ----------------
                                                                                                                      97,710,476
                                                                                                                ----------------
       BRAZIL 7.4%
       Nota Do Tesouro Nacional,
          10.00%, 1/01/12 ....................................................                  23,075(e) BRL         12,436,045
          10.00%, 1/01/14 ....................................................                  15,000(e) BRL          7,732,261
          10.00%, 1/01/17 ....................................................                  54,900(e) BRL         26,747,048
   (f)    Index Linked, 6.00%, 5/15/15 .......................................                  20,140(e) BRL         20,585,469
   (f)    Index Linked, 6.00%, 5/15/45 .......................................                  23,625(e) BRL         23,840,360
                                                                                                                ----------------
                                                                                                                      91,341,183
                                                                                                                ----------------
       CANADA 1.4%
       Province of Manitoba, 6.375%, 9/01/15 .................................              14,800,000    NZD         10,707,609
       Province of Ontario, 6.25%, 6/16/15 ...................................               8,460,000    NZD          6,108,641
                                                                                                                ----------------
                                                                                                                      16,816,250
                                                                                                                ----------------
       HUNGARY 2.3%
       Government of Hungary,
          3.50%, 7/18/16 .....................................................                 905,000    EUR          1,161,437
          4.375%, 7/04/17 ....................................................               4,435,000    EUR          5,897,822
          5.75%, 6/11/18 .....................................................              12,690,000    EUR         17,871,766
          senior note, 3.875%, 2/24/20 .......................................               2,700,000    EUR          3,335,366
                                                                                                                ----------------
                                                                                                                      28,266,391
                                                                                                                ----------------
       INDONESIA 10.3%
       Government of Indonesia,
          FR19, 14.25%, 6/15/13 ..............................................          84,050,000,000    IDR         10,563,564
          FR20, 14.275%, 12/15/13 ............................................          81,836,000,000    IDR         10,445,072
          FR26, 11.00%, 10/15/14 .............................................           3,500,000,000    IDR            412,375
          FR27, 9.50%, 6/15/15 ...............................................          34,890,000,000    IDR          3,898,113
          FR30, 10.75%, 5/15/16 ..............................................          87,035,000,000    IDR         10,226,491
          FR31, 11.00%, 11/15/20 .............................................         335,739,000,000    IDR         38,749,518
          FR34, 12.80%, 6/15/21 ..............................................          59,666,000,000    IDR          7,633,632
          FR35, 12.90%, 6/15/22 ..............................................          32,530,000,000    IDR          4,161,976
          FR36, 11.50%, 9/15/19 ..............................................          23,000,000,000    IDR          2,755,658
          FR42, 10.25%, 7/15/27 ..............................................          25,430,000,000    IDR          2,658,127
          FR43, 10.25%, 7/15/22 ..............................................           8,450,000,000    IDR            910,384
          FR46, 9.50%, 7/15/23 ...............................................          41,250,000,000    IDR          4,161,972


                             10 | Semiannual Report

Templeton Global Income Fund

                                                                                  PRINCIPAL AMOUNT(a)                VALUE
                                                                                 ---------------------          ----------------
       BONDS (CONTINUED)
       INDONESIA (CONTINUED)
       Government of Indonesia, (continued)
          FR47, 10.00%, 2/15/28 ..............................................          52,895,000,000    IDR   $      5,404,171
          FR48, 9.00%, 9/15/18 ...............................................          18,520,000,000    IDR          1,934,251
   (d)    senior bond, 144A, 8.50%, 10/12/35 .................................               2,952,000                 3,568,968
   (d)    senior bond, 144A, 6.625%, 2/17/37 .................................               2,090,000                 2,110,247
   (d)    senior bond, 144A, 7.75%, 1/17/38 ..................................               7,050,000                 7,885,929
   (g)    senior bond, Reg S, 8.50%, 10/12/35 ................................               5,510,000                 6,661,590
   (g)    senior bond, Reg S, 7.75%, 1/17/38 .................................               3,310,000                 3,702,471
                                                                                                                ----------------
                                                                                                                     127,844,509
                                                                                                                ----------------
       LITHUANIA 2.0%
   (d) Government of Lithuania, 144A,
          6.75%, 1/15/15 .....................................................              15,000,000                15,862,500
          7.375%, 2/11/20 ....................................................               8,825,000                 9,166,969
                                                                                                                ----------------
                                                                                                                      25,029,469
                                                                                                                ----------------
       MEXICO 4.7%
       Government of Mexico,
          M 20, 8.00%, 12/07/23 ..............................................               2,727,000(h) MXN         21,382,904
          M 20, 10.00%, 12/05/24 .............................................                  15,000(h) MXN            138,392
          M 20, 7.50%, 6/03/27 ...............................................               3,058,000(h) MXN         22,608,262
          senior bond, 5.95%, 3/19/19 ........................................              13,260,000                14,243,892
                                                                                                                ----------------
                                                                                                                      58,373,450
                                                                                                                ----------------
       NORWAY 1.4%
       Government of Norway, 6.00%, 5/16/11 ..................................              96,190,000    NOK         17,035,656
                                                                                                                ----------------
       PERU 3.4%
       Government of Peru,
          9.91%, 5/05/15 .....................................................               6,500,000    PEN          2,870,170
          7.84%, 8/12/20 .....................................................              32,200,000    PEN         12,757,577
          Series 7, 8.60%, 8/12/17 ...........................................              61,545,000    PEN         26,252,162
                                                                                                                ----------------
                                                                                                                      41,879,909
                                                                                                                ----------------
       POLAND 8.6%
       Government of Poland,
          4.75%, 4/25/12 .....................................................              27,930,000    PLN          9,660,135
          5.75%, 4/25/14 .....................................................             147,355,000    PLN         51,807,962
          6.25%, 10/24/15 ....................................................              19,335,000    PLN          6,929,867
          5.75%, 9/23/22 .....................................................              60,500,000    PLN         20,300,170
          senior note, 6.375%, 7/15/19 .......................................              17,000,000                18,478,473
                                                                                                                ----------------
                                                                                                                     107,176,607
                                                                                                                ----------------
       QATAR 0.9%
   (d) Government of Qatar, senior note, 144A, 6.55%, 4/09/19 ................              10,450,000                11,638,687
                                                                                                                ----------------
       RUSSIA 4.7%
   (d) Government of Russia, 144A, 7.50%, 3/31/30 ............................              51,543,020                58,570,911
                                                                                                                ----------------


                             Semiannual Report | 11

Templeton Global Income Fund

                                                                                  PRINCIPAL AMOUNT(a)                VALUE
                                                                                 ---------------------          ----------------
       BONDS (CONTINUED)
       SOUTH AFRICA 2.6%
       Government of South Africa,
          5.25%, 5/16/13 .....................................................               3,330,000    EUR   $      4,794,664
          4.50%, 4/05/16 .....................................................               1,829,000    EUR          2,505,570
          6.875%, 5/27/19 ....................................................              18,620,000                20,807,850
          senior note, 6.50%, 6/02/14 ........................................                 775,000                   857,367
          senior note, 5.875%, 5/30/22 .......................................               3,355,000                 3,369,678
                                                                                                                ----------------
                                                                                                                      32,335,129
                                                                                                                ----------------
       SOUTH KOREA 15.3%
       The Export-Import Bank of Korea, 4.625%, 2/20/17 ......................                 205,000    EUR            281,084
       Government of Korea, senior bond, 5.625%, 11/03/25 ....................                 620,000                   626,911
       Korea Deposit Insurance Corp.,
          07-1, 5.57%, 9/14/12 ...............................................           7,200,000,000    KRW          6,387,440
          08-1, 5.28%, 2/15/13 ...............................................           1,232,000,000    KRW          1,084,166
       Korea Treasury Bond,
          0400-1206, 4.00%, 6/10/12 ..........................................          76,268,710,000    KRW         65,728,267
          0475-1112, 4.75%, 12/10/11 .........................................          69,639,880,000    KRW         61,008,616
          0475-1203, 4.75%, 3/10/12 ..........................................          15,946,000,000    KRW         13,966,047
          0525-1303, 5.25%, 3/10/13 ..........................................           1,866,530,000    KRW          1,656,529
          0525-1509, 5.25%, 9/10/15 ..........................................           4,000,000,000    KRW          3,531,077
          0550-1106, 5.50%, 6/10/11 ..........................................          19,068,600,000    KRW         16,868,164
          senior note, 7.125%, 4/16/19 .......................................              15,880,000                18,622,127
                                                                                                                ----------------
                                                                                                                     189,760,428
                                                                                                                ----------------
       SRI LANKA 2.0%
       Government of Sri Lanka, A,
          12.00%, 7/15/11 ....................................................              94,150,000    LKR            843,270
          8.50%, 1/15/13 .....................................................             567,300,000    LKR          4,688,375
          13.50%, 2/01/13 ....................................................             550,800,000    LKR          5,099,183
          11.25%, 7/15/14 ....................................................             585,500,000    LKR          5,032,128
          11.00%, 8/01/15 ....................................................           1,103,400,000    LKR          9,547,748
                                                                                                                ----------------
                                                                                                                      25,210,704
                                                                                                                ----------------
   (i) SUPRANATIONAL 4.3%
       Corporacion Andina De Fomento, 8.125%, 6/04/19 ........................               8,640,000                10,052,948
       European Investment Bank, senior note, 4.50%, 5/15/13 .................             113,650,000    NOK         19,930,309
       Inter-American Development Bank,
          7.50%, 4/15/15 .....................................................               8,000,000    NZD          6,112,547
          6.00%, 12/15/17 ....................................................               6,000,000    NZD          4,240,572
          senior note, 7.50%, 12/05/24 .......................................             185,000,000    MXN         12,742,549
                                                                                                                ----------------
                                                                                                                      53,078,925
                                                                                                                ----------------
       SWEDEN 4.4%
       Government of Sweden, 5.25%, 3/15/11 ..................................             372,575,000    SEK         54,906,285
                                                                                                                ----------------


                             12 | Semiannual Report

Templeton Global Income Fund

                                                                                  PRINCIPAL AMOUNT(a)                VALUE
                                                                                 ---------------------          ----------------
       BONDS (CONTINUED)
       UNITED ARAB EMIRATES 0.9%
   (d) Emirate of Abu Dhabi, 144A, 6.75%, 4/08/19 ............................              10,260,000          $     11,569,330
                                                                                                                ----------------
       VENEZUELA 2.6%
       Government of Venezuela,
          10.75%, 9/19/13 ....................................................               6,155,000                 5,775,236
   (g)    senior bond, Reg S, 5.375%, 8/07/10 ................................              19,905,000                19,758,002
       Petroleos de Venezuela SA, senior bond, zero cpn., 7/10/11 ............               7,600,000                 6,593,000
                                                                                                                ----------------
                                                                                                                      32,126,238
                                                                                                                ----------------
       VIETNAM 0.8%
   (d) Government of Vietnam, 144A, 6.75%, 1/29/20 ...........................               9,270,000                 9,339,525
                                                                                                                ----------------
       TOTAL BONDS (COST $981,379,705) .......................................                                     1,122,177,587
                                                                                                                ----------------
       MUNICIPAL BONDS 3.7%
       UNITED STATES AND U.S. TERRITORIES 3.7%
       Alabama Public Housing Authorities Capital Program Revenue, Series B,
          FSA Insured, 4.45%, 1/01/24 ........................................                  55,000                    54,997
       Alabama State University Revenue, General Tuition and Fee, Assured
          Guaranty,
          5.00%, 9/01/29 .....................................................                   5,000                     5,231
          5.75%, 9/01/39 .....................................................                   5,000                     5,430
       Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay Area,
          Refunding, Series F-1,
          5.00%, 4/01/39 .....................................................                 605,000                   612,193
          5.50%, 4/01/43 .....................................................                 295,000                   307,676
       Bexar County Hospital District GO, Certificates of Obligation, 5.00%,
          2/15/32 ............................................................                 805,000                   817,647
       Bexar County Revenue, Venue Project, Refunding, Series A, BHAC
          Insured, 5.25%, 8/15/47 ............................................                 730,000                   748,498
       California State GO,
          Refunding, 5.125%, 4/01/33 .........................................                 500,000                   465,905
          Refunding, 5.00%, 4/01/38 ..........................................                 205,000                   183,174
          Various Purpose, 6.00%, 4/01/38 ....................................              20,130,000                20,753,627
       District of Columbia University Revenue, Georgetown University,
          Refunding, Series D, BHAC Insured, 5.50%, 4/01/36 ..................               1,545,000                 1,641,454
       Hamilton County Sales Tax Revenue, sub. bond, Refunding, Series A, FSA
          Insured, 5.00%, 12/01/32 ...........................................               1,825,000                 1,869,986
       Illinois Municipal Electricity Agency Power Supply Revenue, Series A,
          BHAC Insured, 5.00%, 2/01/35 .......................................               1,085,000                 1,105,257
       Kentucky State Municipal Power Agency Power System Revenue, Prairie
          State Project, Series A, BHAC Insured, 5.25%, 9/01/42 ..............               2,395,000                 2,471,281
       Las Vegas Valley Water District GO, Refunding, Series A, NATL Insured,
          5.00%, 6/01/26 .....................................................                 395,000                   406,897
       Lewisville ISD, GO, School Building, 5.00%, 8/15/26 ...................                 545,000                   594,649
   (j) Los Angeles USD, GO, Series KRY, 5.25%, 7/01/26 .......................                 350,000                   379,907
       Minneapolis Health Care System Revenue, Fairview Health Services,
          Series B, Assured Guaranty, 6.50%, 11/15/38 ........................               1,670,000                 1,864,789
       MTA Revenue,
          Series B, Assured Guaranty, 5.25%, 11/15/20 ........................                 430,000                   490,467
          Transportation, Series A, FSA Insured, 5.50%, 11/15/21 .............                 410,000                   480,827


                             Semiannual Report | 13

Templeton Global Income Fund

                                                                                  PRINCIPAL AMOUNT(a)                VALUE
                                                                                 ---------------------          ----------------
       MUNICIPAL BONDS (CONTINUED)
       UNITED STATES AND U.S. TERRITORIES (CONTINUED)
       North Carolina Eastern Municipal Power Agency Power System Revenue,
          Refunding, Series A, Assured Guaranty, 5.25%, 1/01/19 ..............                 250,000          $        276,293
       Palomar Pomerado Health GO, Election of 2004, Series A, NATL Insured,
          5.125%, 8/01/37 ....................................................               2,080,000                 1,950,582
       Philadelphia GO, Refunding, Series A, Assured Guaranty,
          5.00%, 8/01/24 .....................................................                  50,000                    52,447
       Placentia-Yorba Linda USD, GO, 2008 Election, Series A,
          5.25%, 8/01/32 .....................................................               2,400,000                 2,467,224
       Poway USD, GO, Election of 2008, ID 07-1-A, zero cpn.,
          8/01/27 ............................................................                 705,000                   254,435
          8/01/30 ............................................................                 705,000                   202,744
          8/01/32 ............................................................                 885,000                   217,551
          8/01/33 ............................................................                 470,000                   107,545
       Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series A,
          NATL Insured, 5.50%, 7/01/21 .......................................                 100,000                   103,926
       Regional Transportation District Sales Tax Revenue, Fastracks Project,
          Series A, AMBAC Insured, 5.00%, 11/01/27 ...........................                 590,000                   623,111
       San Bernardino Community College District GO, Election of 2002, Series
          A,
          6.375%, 8/01/26 ....................................................                 400,000                   467,892
          6.50%, 8/01/27 .....................................................                 580,000                   681,314
          6.50%, 8/01/28 .....................................................                 240,000                   280,246
       San Mateo County Community College District GO, Election of 2001,
          Series C, NATL Insured, zero cpn.,
          9/01/30 ............................................................               1,705,000                   506,914
          3/01/31 ............................................................                 465,000                   131,674
       Tarrant County Cultural Education Facilities Finance Corp. Revenue,
          Christus Health, Refunding, Series A, Assured Guaranty,
          6.25%, 7/01/28 .....................................................               1,400,000                 1,554,140
                                                                                                                ----------------
       TOTAL MUNICIPAL BONDS (COST $42,580,282) ..............................                                        45,137,930
                                                                                                                ----------------
       TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
          (COST $1,023,959,987) ..............................................                                     1,167,315,517
                                                                                                                ----------------
       SHORT TERM INVESTMENTS 2.2%
       FOREIGN GOVERNMENT AND AGENCY SECURITIES 1.9%
       EGYPT 0.8%
(j, k) Egypt Treasury Bill, 8/03/10 - 2/08/11 ................................              62,325,000    EGP         10,418,264
                                                                                                                ----------------
       ISRAEL 1.1%
   (k) Israel Treasury Bill, 1/05/11 .........................................              50,000,000    ILS         13,016,009
                                                                                                                ----------------
       TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $23,540,741) .....                                        23,434,273
                                                                                                                ----------------
       TOTAL INVESTMENTS BEFORE MONEY MARKET FUND (COST $1,047,500,728) ......                                     1,190,749,790
                                                                                                                ----------------

                                                                                          SHARES
                                                                                 ---------------------
       MONEY MARKET FUNDS (COST $4,445,542) 0.3%
       UNITED STATES 0.3%
   (l) Institutional Fiduciary Trust Money Market Portfolio, 0.00% ...........               4,445,542                 4,445,542
                                                                                                                ----------------


                             14 | Semiannual Report

Templeton Global Income Fund

       TOTAL INVESTMENTS (COST $1,051,946,270) 96.4% .........................                                  $  1,195,195,332
       OTHER ASSETS, LESS LIABILITIES 3.6% ...................................                                        44,985,320
                                                                                                                ----------------
       NET ASSETS 100.0% .....................................................                                  $  1,240,180,652
                                                                                                                ================

(a)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(b)  The coupon rate shown represents the rate at period end.

(c) The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

(d) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At February 28, 2010, the aggregate value of these securities was $135,302,656, representing 10.91% of net assets.

(e)  Principal amount is stated in 1,000 Brazilian Real Units.

(f)  Redemption price at maturity is adjusted for inflation. See Note 1(f).

(g) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At February 28, 2010, the aggregate value of these securities was $30,122,063, representing 2.43% of net assets.

(h)  Principal amount is stated in 100 Mexican Peso Units.

(i) A supranational organization is an entity formed by two or more central governments through international treaties.

(j)  A portion or all of the security purchased on a delayed delivery basis. See
     Note 1(c).

(k)  The security is traded on a discount basis with no stated coupon rate.

(l) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

At February 28, 2010, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

                                                                                        SETTLEMENT     UNREALIZED      UNREALIZED
CURRENCY                     COUNTERPARTY   TYPE      QUANTITY     CONTRACT AMOUNT(a)      DATE       APPRECIATION    DEPRECIATION
--------                     ------------   ----   -------------   ------------------   ----------   -------------   -------------
Chilean Peso .............       DBAB       Sell   1,153,220,000        2,184,129         3/03/10    $          --   $     (14,156)
Chilean Peso .............       DBAB        Buy   1,153,220,000        1,911,837         3/03/10          286,448              --
Chilean Peso .............       DBAB       Sell   1,873,290,000        3,547,898         3/04/10               --         (23,199)
Chilean Peso .............       DBAB        Buy   1,873,290,000        3,058,932         3/04/10          512,164              --
Chilean Peso .............       DBAB       Sell   1,173,870,000        2,223,239         3/05/10               --         (14,665)
Chilean Peso .............       DBAB        Buy   1,173,870,000        1,911,840         3/05/10          326,063              --
Chilean Peso .............       DBAB        Buy   1,107,150,000        1,799,571         3/08/10          311,498              --
Chilean Peso .............       DBAB        Buy   1,176,260,000        1,911,841         3/09/10          331,132              --
Chilean Peso .............       MLCO       Sell     366,300,000          691,785         3/10/10               --          (6,741)
Chilean Peso .............       MLCO        Buy     366,300,000          677,079         3/10/10           21,446              --
Chilean Peso .............       DBAB        Buy   2,301,970,000        4,308,788         3/12/10           81,520              --
Chilean Peso .............       DBAB        Buy   2,298,030,000        4,326,925         3/16/10           56,871              --
Singapore Dollar .........       JPHQ       Sell       7,659,000        4,977,255         3/17/10               --        (469,723)
Singapore Dollar .........       JPHQ        Buy       7,659,000        5,506,111         3/17/10               --         (59,133)
Singapore Dollar .........       DBAB       Sell       9,714,000        6,316,405         3/18/10               --        (591,983)
Singapore Dollar .........       DBAB        Buy       9,714,000        6,993,369         3/18/10               --         (84,981)
Chilean Peso .............       JPHQ        Buy     670,400,000        1,268,376         3/19/10           10,721              --
Singapore Dollar .........       DBAB       Sell      14,546,000        9,475,193         3/19/10               --        (869,494)
Singapore Dollar .........       DBAB        Buy      14,546,000       10,373,698         3/19/10               --         (29,012)
Singapore Dollar .........       DBAB       Sell      19,370,000       12,633,089         3/22/10               --      (1,141,819)
Singapore Dollar .........       DBAB        Buy      19,370,000       13,944,682         3/22/10               --        (169,774)
Singapore Dollar .........       UBSW       Sell      17,593,000       11,583,106         3/23/10               --        (927,954)
Singapore Dollar .........       UBSW        Buy      17,593,000       12,676,899         3/23/10               --        (165,839)


                             Semiannual Report | 15

Templeton Global Income Fund

                                                                                        SETTLEMENT     UNREALIZED      UNREALIZED
CURRENCY                     COUNTERPARTY   TYPE      QUANTITY     CONTRACT AMOUNT(a)      DATE       APPRECIATION    DEPRECIATION
--------                     ------------   ----   -------------   ------------------   ----------   -------------   -------------
Australian Dollar ........       BZWS       Sell       4,102,790        2,790,513         3/24/10    $          --   $    (873,048)
Singapore Dollar .........       JPHQ       Sell       4,766,000        3,158,592         3/31/10               --        (230,413)
Singapore Dollar .........       JPHQ        Buy       4,766,000        3,416,977         3/31/10               --         (27,972)
Indian Rupee .............       DBAB        Buy     110,524,000        2,135,977         4/09/10          252,595              --
Indian Rupee .............       DBAB        Buy     237,003,000        4,577,115         4/12/10          543,399              --
Indian Rupee .............       JPHQ        Buy     159,192,000        3,051,409         4/13/10          387,656              --
Indian Rupee .............       JPHQ        Buy     156,262,000        3,051,396         4/15/10          323,739              --
Indian Rupee .............       DBAB        Buy      54,789,000        1,068,012         4/19/10          114,944              --
Indian Rupee .............       JPHQ        Buy      78,058,000        1,529,949         4/19/10          155,411              --
Malaysian Ringgit ........       JPHQ        Buy       5,072,841        1,401,221         4/19/10           85,724              --
Malaysian Ringgit ........       JPHQ        Buy      14,535,000        4,047,957         4/20/10          212,303              --
Indian Rupee .............       DBAB        Buy     110,998,000        2,141,934         4/26/10          253,069              --
Indian Rupee .............       JPHQ        Buy      15,835,000          305,990         4/27/10           35,649              --
Indian Rupee .............       DBAB        Buy     507,510,181        9,912,308         4/28/10        1,036,423              --
Indian Rupee .............       JPHQ        Buy      78,563,000        1,529,951         4/28/10          164,921              --
New Zealand Dollar .......       DBAB       Sell      16,563,648        9,065,285         4/28/10               --      (2,448,732)
Swedish Krona ............       BOFA        Buy      29,978,900        2,820,747 EUR     4/29/10          369,068              --
Indian Rupee .............       JPHQ        Buy      78,640,000        1,529,961         4/30/10          166,329              --
Chilean Peso .............       DBAB        Buy     730,900,000        1,354,271         5/10/10           43,014              --
Chilean Peso .............       DBAB        Buy   2,278,980,000        3,974,919         5/18/10          380,414              --
Chilean Peso .............       CITI        Buy     103,407,000          185,317         5/26/10           12,236              --
Chilean Peso .............       DBAB        Buy     362,056,000          648,613         5/26/10           43,075              --
Chilean Peso .............       DBAB        Buy     466,410,000          825,504         5/28/10           65,560              --
Chilean Peso .............       CITI        Buy     466,580,000          825,513         5/28/10           65,877              --
Chilean Peso .............       CITI        Buy     186,070,000          330,204         6/01/10           25,360              --
Indian Rupee .............       DBAB        Buy     150,389,000        3,064,223         6/01/10          172,279              --
New Zealand Dollar .......       CITI       Sell       6,044,416        4,215,255         6/01/10           23,516              --
New Zealand Dollar .......       DBAB       Sell      10,620,020        7,417,978         6/01/10           53,107              --
New Zealand Dollar .......       UBSW       Sell      10,684,383        7,463,896         6/01/10           54,390              --
Indian Rupee .............       HSBC        Buy       4,458,000           91,918         6/02/10            4,016              --
New Zealand Dollar .......       FBCO       Sell       1,511,663        1,065,722         6/02/10           17,481              --
New Zealand Dollar .......       DBAB       Sell       4,580,779        3,232,427         6/02/10           55,949              --
New Zealand Dollar .......       BZWS       Sell       8,856,368        6,237,363         6/02/10           96,038              --
Indian Rupee .............       HSBC        Buy      22,062,000          459,625         6/03/10           15,101              --
Indian Rupee .............       HSBC        Buy     147,266,000        3,064,211         6/04/10          104,404              --
Poland Zloty .............       DBAB        Buy      13,705,000        3,012,684 EUR     6/04/10          594,013              --
Indian Rupee .............       DBAB        Buy      73,633,000        1,532,106         6/07/10           51,864              --
Poland Zloty .............       DBAB        Buy      12,965,000        2,824,434 EUR     6/07/10          595,772              --
Indian Rupee .............       HSBC        Buy      29,570,000          612,850         6/08/10           23,206              --
Indian Rupee .............       DBAB        Buy      37,141,000          770,560         6/08/10           28,349              --
Poland Zloty .............       CITI        Buy       5,203,000        1,129,672 EUR     6/08/10          244,137              --
New Zealand Dollar .......       BZWS       Sell       8,856,368        6,233,643         6/09/10           95,621              --
Indian Rupee .............       DBAB        Buy      29,990,000          616,444         6/10/10           28,554              --
Indian Rupee .............       HSBC        Buy      30,052,000          616,451         6/11/10           29,834              --
Indian Rupee .............       BZWS        Buy      44,847,000          924,680         6/11/10           39,780              --
Indian Rupee .............       DBAB        Buy      75,068,000        1,541,121         6/16/10           72,686              --
Indian Rupee .............       DBAB        Buy      68,380,000        1,387,018         6/21/10           82,488              --
Swedish Krona ............       UBSW        Buy      50,589,000        4,548,225 EUR     6/28/10          912,374              --
Swedish Krona ............       UBSW        Buy      36,736,000        3,315,224 EUR     6/29/10          645,592              --


                             16 | Semiannual Report

Templeton Global Income Fund

                                                                                        SETTLEMENT     UNREALIZED      UNREALIZED
CURRENCY                     COUNTERPARTY   TYPE      QUANTITY     CONTRACT AMOUNT(a)      DATE       APPRECIATION    DEPRECIATION
--------                     ------------   ----   -------------   ------------------   ----------   -------------   -------------
Swedish Krona ............       UBSW        Buy      45,098,000        4,100,526 EUR     7/15/10    $     751,108   $          --
Malaysian Ringgit ........       DBAB        Buy      61,396,000       17,063,924         7/16/10          854,213              --
Malaysian Ringgit ........       DBAB        Buy       9,759,000        1,943,056 EUR     7/16/10          203,419              --
Indian Rupee .............       CITI        Buy      16,598,000          331,960         7/19/10           24,028              --
Indian Rupee .............       JPHQ        Buy      16,598,000          331,960         7/20/10           24,003              --
Malaysian Ringgit ........       DBAB        Buy      96,842,000       27,120,533         7/20/10        1,136,765              --
Malaysian Ringgit ........       DBAB        Buy      11,019,000        2,189,655 EUR     7/20/10          234,908              --
Malaysian Ringgit ........       DBAB        Buy      14,167,000        2,815,158 EUR     7/23/10          301,527              --
Malaysian Ringgit ........       DBAB        Buy     117,760,000       33,256,142         7/23/10        1,099,674              --
Malaysian Ringgit ........       JPHQ        Buy     123,816,000       34,877,746         7/27/10        1,237,732              --
Malaysian Ringgit ........       JPHQ        Buy      14,167,000        2,806,402 EUR     7/27/10          312,686              --
Swedish Krona ............       DBAB        Buy      45,098,000        4,230,780 EUR     7/27/10          574,068              --
Malaysian Ringgit ........       HSBC        Buy       1,687,000          478,405         7/30/10           13,597              --
New Zealand Dollar .......       DBAB       Sell      17,733,735       11,411,658         7/30/10               --        (830,973)
New Zealand Dollar .......       DBAB       Sell      17,666,270       11,347,929         8/03/10               --        (844,396)
New Zealand Dollar .......       BZWS       Sell       6,915,607        4,439,820         8/03/10               --        (332,966)
New Zealand Dollar .......       DBAB       Sell       6,999,201        4,471,789         8/04/10               --        (358,319)
New Zealand Dollar .......       BZWS       Sell       3,484,510        2,237,056         8/04/10               --        (167,585)
New Zealand Dollar .......       CITI       Sell      17,544,053       11,456,705         8/05/10               --        (649,420)
New Zealand Dollar .......       DBAB       Sell       5,204,459        3,392,267         8/05/10               --        (199,026)
Malaysian Ringgit ........       HSBC        Buy       3,400,000          971,984         8/06/10           19,261              --
New Zealand Dollar .......       CITI       Sell       6,870,623        4,490,055         8/06/10               --        (250,597)
New Zealand Dollar .......       FBCO       Sell       3,428,957        2,233,108         8/06/10               --        (132,833)
New Zealand Dollar .......       FBCO       Sell      15,302,017       10,059,786         8/09/10               --        (496,011)
New Zealand Dollar .......       CITI       Sell       6,779,343        4,457,147         8/09/10               --        (219,450)
New Zealand Dollar .......       DBAB       Sell       6,809,934        4,479,575         8/09/10               --        (218,125)
New Zealand Dollar .......       FBCO       Sell       6,713,771        4,458,817         8/11/10               --        (171,839)
New Zealand Dollar .......       DBAB       Sell      15,333,885        9,990,809         8/12/10               --        (584,546)
New Zealand Dollar .......       DBAB       Sell       4,178,000        2,711,940         8/13/10               --        (169,291)
New Zealand Dollar .......       DBAB       Sell       4,407,000        2,909,061         8/16/10               --        (129,396)
Brazilian Real ...........       DBAB        Buy       4,460,000      216,608,820 JPY     8/17/10               --         (63,709)
Japanese Yen .............       UBSW       Sell     619,237,000        6,528,180         8/17/10               --        (447,593)
New Israeli Shekel .......       CITI        Buy      12,073,000        3,185,993         8/17/10               --          (2,082)
Brazilian Real ...........       DBAB        Buy       3,295,000      158,654,250 JPY     8/18/10               --         (32,002)
Japanese Yen .............       JPHQ       Sell     307,706,000        3,264,093         8/18/10               --        (202,275)
Brazilian Real ...........       DBAB        Buy       4,942,000      232,303,652 JPY     8/19/10           15,072              --
Japanese Yen .............       HSBC       Sell     306,279,000        3,255,517         8/19/10               --        (194,800)
New Israeli Shekel .......       CITI        Buy       6,038,000        1,592,930         8/19/10               --            (644)
New Israeli Shekel .......       DBAB        Buy       1,209,000          318,493         8/19/10              333              --
New Israeli Shekel .......       CITI        Buy       6,041,000        1,589,319         8/19/10            3,758              --
Indian Rupee .............       DBAB        Buy     115,936,000        2,321,506         8/20/10          159,418              --
Japanese Yen .............       DBAB       Sell     307,444,000        3,255,512         8/20/10               --        (207,954)
Japanese Yen .............       BZWS       Sell     307,053,000        3,260,347         8/20/10               --        (198,714)
New Israeli Shekel .......       CITI        Buy       4,634,100        1,212,449         8/20/10            9,588              --
Norwegian Krone ..........       UBSW        Buy      44,332,000        5,049,318 EUR     8/20/10          562,845              --
Indian Rupee .............       DBAB        Buy     100,473,000        2,011,967         8/23/10          137,607              --
Japanese Yen .............       CITI       Sell     613,483,000        6,520,692         8/23/10               --        (390,563)
Japanese Yen .............       FBCO       Sell     608,984,000        6,520,695         8/23/10               --        (339,876)


                             Semiannual Report | 17

Templeton Global Income Fund

                                                                                        SETTLEMENT     UNREALIZED      UNREALIZED
CURRENCY                     COUNTERPARTY   TYPE      QUANTITY     CONTRACT AMOUNT(a)      DATE       APPRECIATION    DEPRECIATION
--------                     ------------   ----   -------------   ------------------   ----------   -------------   -------------
New Israeli Shekel .......       CITI        Buy       7,908,300        2,073,927         8/23/10    $      11,405   $          --
Norwegian Krone ..........       UBSW        Buy      44,332,000        5,054,557 EUR     8/23/10          554,624              --
Japanese Yen .............       JPHQ       Sell     612,179,000        6,520,693         8/24/10               --        (375,921)
Japanese Yen .............       BZWS       Sell     610,141,000        6,520,690         8/24/10               --        (352,965)
New Zealand Dollar .......       FBCO       Sell       6,159,450        4,061,418         8/24/10               --        (182,690)
Japanese Yen .............       DBAB       Sell     303,441,000        3,260,352         8/25/10               --        (158,143)
New Zealand Dollar .......       DBAB       Sell       6,130,000        4,097,905         8/27/10               --        (124,841)
Brazilian Real ...........       DBAB        Buy       3,300,000      154,185,900 JPY     8/31/10           15,432              --
Indian Rupee .............       DBAB        Buy      71,050,000        1,423,848         9/01/10           95,280              --
Japanese Yen .............       JPHQ       Sell     304,127,000        3,260,349         9/01/10               --        (166,153)
Brazilian Real ...........       DBAB        Buy       4,949,000      228,826,913 JPY     9/02/10           48,906              --
Japanese Yen .............       HSBC       Sell     300,940,000        3,260,349         9/02/10               --        (130,286)
Norwegian Krone ..........       BZWS        Buy      44,332,000        5,045,123 EUR     9/07/10          562,002              --
New Israeli Shekel .......       DBAB        Buy      35,742,000        9,430,607         9/08/10               --          (8,729)
Japanese Yen .............       HSBC       Sell     453,244,000        4,890,524         9/09/10               --        (216,508)
Japanese Yen .............       HSBC       Sell     451,689,000        4,890,526         9/10/10               --        (199,044)
Japanese Yen .............       DBAB       Sell     383,650,000        4,179,376         9/10/10               --        (143,540)
Japanese Yen .............       UBSW       Sell     318,692,000        3,482,820         9/13/10               --        (108,283)
Brazilian Real ...........       DBAB        Buy       7,424,000      346,161,075 JPY     9/15/10           27,732              --
Japanese Yen .............       UBSW       Sell     377,653,000        4,179,380         9/15/10               --         (76,210)
Japanese Yen .............       HSBC       Sell     253,555,000        2,786,257         9/15/10               --         (70,932)
Japanese Yen .............       BZWS       Sell     250,749,000        2,786,255         9/15/10               --         (39,315)
Japanese Yen .............       HSBC       Sell     376,102,000        4,179,375         9/16/10               --         (58,787)
Japanese Yen .............       DBAB       Sell     126,078,000        1,393,127         9/16/10               --         (27,602)
Euro .....................       BZWS       Sell       1,331,300        1,960,140         9/20/10          148,559              --
Japanese Yen .............       JPHQ       Sell     252,156,000        2,786,254         9/21/10               --         (55,369)
Japanese Yen .............       HSBC       Sell     125,019,000        1,393,125         9/21/10               --         (15,753)
Euro .....................       UBSW       Sell       8,685,912       12,735,545         9/23/10          916,229              --
Swedish Krona ............       DBAB        Buy      28,384,373        2,799,248 EUR     9/23/10          175,559              --
Swedish Krona ............       UBSW        Buy      91,000,000        8,950,438 EUR     9/23/10          595,389              --
Euro .....................       JPHQ       Sell       3,821,732        5,658,456         9/24/10          458,071              --
Japanese Yen .............       JPHQ       Sell     109,322,000        1,208,045         9/24/10               --         (23,982)
Indian Rupee .............       DBAB        Buy     225,000,000        6,533,101 NZD     9/27/10          313,962              --
Japanese Yen .............       JPHQ       Sell      10,871,000          120,802         9/27/10               --          (1,715)
Japanese Yen .............       JPHQ       Sell      78,559,000          872,975         9/28/10               --         (12,403)
Japanese Yen .............       JPHQ       Sell     130,931,000        1,454,951         9/29/10               --         (20,689)
Philippine Peso ..........       HSBC        Buy     120,792,000        2,496,992        10/04/10           61,859              --
Philippine Peso ..........       DBAB        Buy     150,587,000        3,121,233        10/04/10           68,794              --
New Israeli Shekel .......       DBAB        Buy      35,422,000        9,408,234        10/05/10               --         (75,507)
Philippine Peso ..........       DBAB        Buy     180,042,000        3,745,491        10/05/10           68,183              --
Philippine Peso ..........       HSBC        Buy     180,085,000        3,745,477        10/05/10           69,108              --
Philippine Peso ..........       JPHQ        Buy      47,563,000          998,803        10/06/10            8,597              --
Philippine Peso ..........       DBAB        Buy     147,797,000        3,121,241        10/07/10            8,880              --
Philippine Peso ..........       CITI        Buy      59,159,000        1,248,502        10/08/10            4,291              --
Philippine Peso ..........       HSBC        Buy     118,491,000        2,496,992        10/08/10           12,257              --
Philippine Peso ..........       JPHQ        Buy      59,005,000        1,248,492        10/08/10            1,039              --
Philippine Peso ..........       DBAB        Buy     118,267,000        2,496,981        10/08/10            7,524              --
Philippine Peso ..........       DBAB        Buy      35,215,000          749,096        10/12/10               --          (3,614)


                             18 | Semiannual Report

Templeton Global Income Fund

                                                                                        SETTLEMENT     UNREALIZED      UNREALIZED
CURRENCY                     COUNTERPARTY   TYPE      QUANTITY     CONTRACT AMOUNT(a)      DATE       APPRECIATION    DEPRECIATION
--------                     ------------   ----   -------------   ------------------   ----------   -------------   -------------
Philippine Peso ..........       JPHQ        Buy     145,824,000        3,114,592        10/13/10    $          --   $     (27,841)
Philippine Peso ..........       HSBC        Buy      58,717,000        1,248,501        10/13/10               --          (5,600)
Chinese Yuan .............       HSBC        Buy      32,663,916        3,316,969 EUR    10/15/10          279,004              --
Philippine Peso ..........       JPHQ        Buy      19,133,000          407,953        10/15/10               --          (3,022)
Chinese Yuan .............       HSBC        Buy      32,823,215        3,323,035 EUR    10/18/10          294,648              --
Philippine Peso ..........       JPHQ        Buy      63,534,000        1,359,860        10/18/10               --         (15,569)
Chinese Yuan .............       HSBC        Buy      43,995,179        4,441,373 EUR    10/19/10          412,474              --
Philippine Peso ..........       DBAB        Buy      32,011,000          679,928        10/19/10               --          (2,678)
Chinese Yuan .............       HSBC        Buy      27,185,000        4,119,876        10/21/10               --        (130,720)
Philippine Peso ..........       DBAB        Buy     127,962,000        2,719,702        10/21/10               --         (12,899)
Philippine Peso ..........       JPHQ        Buy      64,253,000        1,359,852        10/21/10               --            (697)
Philippine Peso ..........       HSBC        Buy     185,677,000        3,896,684        10/25/10           29,633              --
Philippine Peso ..........       DBAB        Buy     123,655,000        2,597,794        10/25/10           17,009              --
Philippine Peso ..........       JPHQ        Buy      61,866,000        1,298,887        10/25/10            9,328              --
Chilean Peso .............       CITI        Buy     219,208,545          415,364        10/26/10            5,372              --
Indian Rupee .............       HSBC        Buy     159,768,000        3,360,707        10/26/10           42,305              --
Indian Rupee .............       DBAB        Buy     478,778,000       10,082,084        10/26/10          115,748              --
Norwegian Krone ..........       BZWS        Buy      68,284,000        8,076,168 EUR    10/26/10          422,973              --
Philippine Peso ..........       HSBC        Buy     160,559,000        3,377,125        10/26/10           17,758              --
Indian Rupee .............       HSBC        Buy     237,998,000        5,041,049        10/27/10           27,888              --
Chilean Peso .............       JPHQ        Buy     142,245,000          270,814        10/28/10            2,199              --
Philippine Peso ..........       DBAB        Buy      49,630,000        1,039,154        10/28/10           10,051              --
Japanese Yen .............       CITI       Sell     104,080,747        1,150,288        11/08/10               --         (23,285)
Japanese Yen .............       BZWS       Sell     102,242,000        1,141,635        11/10/10               --         (11,233)
Japanese Yen .............       BZWS       Sell     183,499,000        2,047,866        11/12/10               --         (21,294)
Japanese Yen .............       UBSW       Sell     103,657,300        1,157,807        11/12/10               --         (11,047)
Japanese Yen .............       DBAB       Sell     592,373,000        6,613,151        11/15/10               --         (66,761)
Japanese Yen .............       JPHQ       Sell     295,806,000        3,306,573        11/16/10               --         (29,131)
Japanese Yen .............       BZWS       Sell     142,600,000        1,587,178        11/16/10               --         (20,874)
Japanese Yen .............       BZWS       Sell     590,640,000        6,613,147        11/17/10               --         (47,378)
Japanese Yen .............       HSBC       Sell     154,574,000        1,719,418        11/17/10               --         (23,680)
Japanese Yen .............       UBSW       Sell     236,300,000        2,645,248        11/17/10               --         (19,458)
Euro .....................       UBSW       Sell       4,666,969        6,971,519        11/18/10          622,271              --
Euro .....................       DBAB       Sell         913,279        1,357,133        11/18/10          114,649              --
Japanese Yen .............       BZWS       Sell     823,639,000        9,258,407        11/18/10               --         (29,707)
Malaysian Ringgit ........       JPHQ        Buy      26,285,176        7,818,315        11/18/10               --        (192,670)
Euro .....................       DBAB       Sell       1,274,797        1,910,284        11/29/10          176,014              --
Japanese Yen .............       BZWS       Sell     930,663,000       10,581,037        11/29/10           84,174              --
Japanese Yen .............       BOFA       Sell     638,748,000        7,208,328        11/29/10            3,949              --
Japanese Yen .............       CITI       Sell     230,997,000        2,645,256        11/29/10           39,862              --
Norwegian Krone ..........       UBSW        Buy      51,846,000        6,063,647 EUR    11/29/10          399,887              --
Swedish Krona ............       BZWS        Buy     150,288,486       14,529,752 EUR    11/30/10        1,319,447              --
Australian Dollar ........       DBAB        Buy      13,946,000       12,160,927        12/01/10               --         (62,148)
Japanese Yen .............       DBAB       Sell     572,745,000        6,613,149        12/01/10          152,958              --
Norwegian Krone ..........       UBSW        Buy      16,770,000        1,944,348 EUR    12/01/10          152,192              --
Mexican Peso .............       CITI       Sell      39,049,000        2,875,267        12/02/10               --         (73,574)
Chinese Yuan .............       HSBC        Buy      24,661,000        3,723,539        12/06/10               --         (98,137)
Chinese Yuan .............       HSBC        Buy      31,071,000        3,122,174 EUR    12/06/10          320,287              --


                             Semiannual Report | 19

Templeton Global Income Fund

                                                                                        SETTLEMENT     UNREALIZED      UNREALIZED
CURRENCY                     COUNTERPARTY   TYPE      QUANTITY     CONTRACT AMOUNT(a)      DATE       APPRECIATION    DEPRECIATION
--------                     ------------   ----   -------------   ------------------   ----------   -------------   -------------
Euro .....................       UBSW       Sell       1,325,806        1,994,635        12/07/10    $     190,994   $          --
Australian Dollar ........       DBAB        Buy       5,578,000        4,891,906        12/09/10               --         (57,364)
Australian Dollar ........       DBAB        Buy       6,958,000        6,071,551        12/10/10               --         (41,661)
Australian Dollar ........       BZWS        Buy       6,958,000        6,068,768        12/10/10               --         (38,877)
Chinese Yuan .............       JPHQ        Buy      16,342,344        2,457,495        12/13/10               --         (54,060)
Chinese Yuan .............       HSBC        Buy      32,777,418        4,929,676        12/14/10               --        (108,895)
Chinese Yuan .............       HSBC        Buy      32,904,211        4,951,352        12/15/10               --        (111,648)
Malaysian Ringgit ........       JPHQ        Buy      16,656,368        4,883,133        12/16/10               --         (56,164)
Swedish Krona ............       DBAB        Buy      93,370,021        9,026,316 EUR    12/16/10          818,445              --
Malaysian Ringgit ........       JPHQ        Buy       5,137,469        1,506,633        12/17/10               --         (17,864)
Malaysian Ringgit ........       JPHQ        Buy       6,147,742        1,794,961        12/21/10               --         (13,693)
Malaysian Ringgit ........       HSBC        Buy       8,175,565        2,378,339        12/22/10               --          (9,610)
Malaysian Ringgit ........       HSBC        Buy       3,991,727        1,160,521        12/23/10               --          (4,029)
Malaysian Ringgit ........       HSBC        Buy       4,516,266        1,311,191        12/28/10               --          (2,971)
Japanese Yen .............       BZWS       Sell     189,880,000        2,084,017         1/07/11               --         (59,261)
Japanese Yen .............       CITI       Sell      94,950,000        1,042,010         1/07/11               --         (29,742)
Japanese Yen .............       UBSW       Sell      94,930,000        1,041,985         1/07/11               --         (29,542)
New Israeli Shekel .......       DBAB        Buy      48,521,000       12,999,250         1/07/11               --        (238,122)
Euro .....................       CITI       Sell       3,597,000        5,173,205         1/10/11          280,058              --
Euro .....................       UBSW       Sell       6,354,000        9,085,267         1/11/11          441,672              --
Euro .....................       DBAB       Sell      12,240,000       17,494,754         1/11/11          844,203              --
Japanese Yen .............       HSBC       Sell      95,340,000        1,041,967         1/11/11               --         (34,272)
Japanese Yen .............       DBAB       Sell      95,240,000        1,041,979         1/11/11               --         (33,131)
Euro .....................       UBSW       Sell       5,675,942        8,236,814         1/13/11          515,631              --
Euro .....................       JPHQ       Sell       3,792,783        5,490,157         1/13/11          330,701              --
Euro .....................       CITI       Sell       2,459,575        3,560,419         1/13/11          214,573              --
Japanese Yen .............       HSBC       Sell     277,440,000        3,024,990         1/13/11               --        (106,994)
Philippine Peso ..........       JPHQ        Buy     282,044,000        6,064,579         1/13/11               --        (137,012)
Euro .....................       BZWS       Sell       3,027,169        4,392,422         1/14/11          274,464              --
Japanese Yen .............       BZWS       Sell     275,350,000        3,024,943         1/14/11               --         (83,508)
Japanese Yen .............       UBSW       Sell     219,020,000        2,419,966         1/14/11               --         (52,571)
Philippine Peso ..........       HSBC        Buy      45,260,000          967,714         1/14/11               --         (16,578)
Philippine Peso ..........       HSBC        Buy      88,621,000        1,898,438         1/18/11               --         (36,607)
Philippine Peso ..........       DBAB        Buy      50,543,000        1,085,779         1/18/11               --         (23,925)
Euro .....................       BZWS       Sell       2,459,575        3,527,891         1/19/11          182,076              --
Philippine Peso ..........       JPHQ        Buy     126,210,000        2,708,079         1/19/11               --         (56,734)
Philippine Peso ..........       DBAB        Buy      31,623,000          676,717         1/19/11               --         (12,400)
Euro .....................       UBSW       Sell       4,351,556        6,122,639         1/25/11          203,172              --
Brazilian Real ...........       DBAB        Buy       8,966,000      408,299,984 JPY     1/26/11               --         (10,479)
Japanese Yen .............       BZWS       Sell     758,940,000        8,450,290         1/26/11               --        (119,473)
Japanese Yen .............       UBSW       Sell     664,000,000        7,394,045         1/26/11               --        (103,679)
Japanese Yen .............       DBAB       Sell     189,220,000        2,112,538         1/26/11               --         (24,088)
Brazilian Real ...........       HSBC        Buy       3,346,000      152,871,244 JPY     1/27/11               --          (9,959)
Chilean Peso .............       DBAB        Buy   1,968,980,000        3,916,809         1/27/11               --        (131,280)
Japanese Yen .............       HSBC       Sell     652,664,000        7,266,921         1/27/11               --        (102,944)
Chilean Peso .............       DBAB        Buy   4,531,910,000        8,946,619         1/28/11               --        (233,385)
Chilean Peso .............       JPHQ        Buy     596,880,000        1,173,229         1/28/11               --         (25,643)
Malaysian Ringgit ........       JPHQ        Buy      48,000,000       14,081,615         1/28/11               --        (193,463)


                             20 | Semiannual Report

Templeton Global Income Fund

                                                                                        SETTLEMENT     UNREALIZED      UNREALIZED
CURRENCY                     COUNTERPARTY   TYPE      QUANTITY     CONTRACT AMOUNT(a)      DATE       APPRECIATION    DEPRECIATION
--------                     ------------   ----   -------------   ------------------   ----------   -------------   -------------
New Zealand Dollar .......       UBSW       Sell       7,150,005        4,889,674         1/28/11    $      32,569   $          --
Chilean Peso .............       DBAB        Buy   2,733,940,000        5,273,472         1/31/11               --         (16,623)
Euro .....................       UBSW       Sell         338,000          473,301         1/31/11           13,521              --
Swedish Krona ............       DBAB        Buy      89,650,000        8,756,422 EUR     1/31/11          657,928              --
Chinese Yuan .............       DBAB        Buy     135,288,000       20,373,165         2/01/11               --        (419,984)
Australian Dollar ........       MSCO        Buy       3,675,596        3,061,000         2/08/11          101,663              --
Australian Dollar ........       UBSW        Buy       3,674,582        3,061,000         2/08/11          100,790              --
Euro .....................       HSBC       Sell         675,000          923,096         2/08/11            4,906              --
Euro .....................       UBSW       Sell       6,294,000        8,640,718         2/08/11           79,105              --
Euro .....................       CITI       Sell       8,393,000       11,518,092         2/08/11          101,248              --
Australian Dollar ........       CITI        Buy       2,328,000      172,302,264 JPY     2/09/11           56,758              --
Australian Dollar ........       BZWS        Buy       2,328,000      171,876,240 JPY     2/09/11           61,570              --
Australian Dollar ........       DBAB        Buy       2,328,000      172,653,792 JPY     2/09/11           52,788              --
Euro .....................       BZWS       Sell       9,316,000       12,713,312         2/09/11           40,948              --
Euro .....................       HSBC       Sell       6,987,000        9,555,421         2/09/11           51,148              --
South Korean Won .........       HSBC        Buy   7,294,254,000        6,180,000         2/09/11           50,216              --
Chilean Peso .............       MLCO        Buy     727,600,000        1,354,304         2/10/11           45,145              --
Chilean Peso .............       DBAB        Buy     727,600,000        1,354,304         2/10/11           45,145              --
Euro .....................       DBAB       Sell       2,336,000        3,194,013         2/10/11           16,404              --
Euro .....................       BZWS       Sell       7,943,000       10,854,110         2/10/11           49,425              --
Japanese Yen .............       MSCO       Sell     110,363,000        1,240,554         2/10/11               --          (6,005)
South Korean Won .........       HSBC        Buy   3,868,000,000      291,002,106 JPY     2/10/11           16,584              --
Chilean Peso .............       BZWS        Buy     726,200,000        1,354,156         2/11/11           42,642              --
Chilean Peso .............       DBAB        Buy     935,230,000        1,746,135         2/11/11           52,718              --
Euro .....................       UBSW       Sell       6,873,000        9,451,200         2/11/11          102,026              --
Chilean Peso .............       DBAB        Buy     718,400,000        1,354,194         2/14/11           27,723              --
Malaysian Ringgit ........       DBAB        Buy      24,260,103        7,026,822         2/14/11               --         (11,898)
New Zealand Dollar .......       HSBC       Sell       1,456,071          979,790         2/14/11               --          (7,768)
South Korean Won .........       HSBC        Buy   7,084,000,000        6,069,746         2/14/11               --         (21,725)
South Korean Won .........       DBAB        Buy   1,149,000,000       87,296,763 JPY     2/14/11               --          (5,134)
South Korean Won .........       JPHQ        Buy   1,326,000,000      100,454,545 JPY     2/14/11               --          (2,649)
Chilean Peso .............       MSCO        Buy   1,432,600,000        2,708,385         2/16/11           47,534              --
Euro .....................       UBSW       Sell       6,214,000        8,450,419         2/16/11               --          (2,270)
Euro .....................       JPHQ       Sell       6,214,000        8,454,768         2/16/11            2,080              --
South Korean Won .........       JPHQ        Buy     774,000,000       59,251,320 JPY     2/16/11               --          (8,633)
Malaysian Ringgit ........       HSBC        Buy       6,108,000        1,775,478         2/17/11               --          (9,517)
Chilean Peso .............       DBAB        Buy     331,700,000          634,226         2/18/11            3,909              --
Chilean Peso .............       JPHQ        Buy     664,600,000        1,268,321         2/18/11           10,258              --
Euro .....................       UBSW       Sell       6,210,000        8,531,360         2/18/11           84,139              --
Euro .....................       DBAB       Sell       6,210,000        8,532,167         2/18/11           84,946              --
Chilean Peso .............       JPHQ        Buy   1,128,000,000        2,156,169         2/22/11           14,169              --
Chilean Peso .............       MSCO        Buy   3,473,400,000        6,620,768         2/22/11           62,258              --
Chilean Peso .............       DBAB        Buy   1,821,550,000        3,475,569         2/22/11           29,200              --
Japanese Yen .............       JPHQ       Sell     187,900,000        2,088,242         2/22/11               --         (34,604)
Japanese Yen .............       HSBK       Sell     187,760,000        2,088,241         2/22/11               --         (33,023)
Chilean Peso .............       MLCO        Buy     669,000,000        1,268,367         2/23/11           18,867              --
Chilean Peso .............       MSCO        Buy     664,200,000        1,268,283         2/24/11            9,752              --
Chilean Peso .............       DBAB        Buy     994,600,000        1,902,448         2/25/11           11,390              --


                             Semiannual Report | 21

Templeton Global Income Fund

                                                                                        SETTLEMENT     UNREALIZED      UNREALIZED
CURRENCY                     COUNTERPARTY   TYPE      QUANTITY     CONTRACT AMOUNT(a)      DATE       APPRECIATION    DEPRECIATION
--------                     ------------   ----   -------------   ------------------   ----------   -------------   -------------
Chilean Peso .............       CITI        Buy   2,019,520,000        3,850,372         2/25/11    $      35,647   $          --
Chilean Peso .............       MSCO        Buy   1,419,160,000        2,714,226         2/25/11           16,563              --
Chilean Peso .............       JPHQ        Buy     364,500,000          692,966         2/28/11            8,478              --
Chilean Peso .............       DBAB        Buy   1,153,220,000        2,205,431         2/28/11           13,825              --
Chilean Peso .............       MSCO        Buy   1,174,700,000        2,239,657         3/01/11           21,002              --
Chilean Peso .............       MLCO        Buy     366,300,000          698,646         3/01/11            6,282              --
Chilean Peso .............       DBAB        Buy   1,873,290,000        3,581,816         3/01/11           23,248              --
Japanese Yen .............       JPHQ       Sell     197,000,000        2,204,862         3/01/11               --         (21,100)
Japanese Yen .............       HSBK       Sell     196,900,000        2,205,001         3/01/11               --         (19,830)
Japanese Yen .............       UBSW       Sell     219,700,000        2,469,705         3/01/11               --         (12,751)
Chilean Peso .............       DBAB        Buy     292,600,000          560,000         3/02/11            4,670              --
Chilean Peso .............       DBAB        Buy   1,173,870,000        2,244,493         3/04/11           14,768              --
                                                                                                     -------------   -------------
   Unrealized appreciation (depreciation) ........................................................      34,318,496     (22,617,149)
                                                                                                     -------------   -------------
      Net unrealized appreciation (depreciation) .................................................   $  11,701,347
                                                                                                     =============

(a)  In U.S. dollars unless otherwise indicated.

At February 28, 2010, the Fund had the following interest rate swap contracts outstanding. See Note 1(d).

                PAY/RECEIVE     FIXED                                                    EXPIRATION    UNREALIZED     UNREALIZED
COUNTERPARTY   FLOATING RATE    RATE          FLOATING RATE         NOTIONAL AMOUNT(a)      DATE      APPRECIATION   DEPRECIATION
------------   -------------   ------   -------------------------   ------------------   ----------   ------------   ------------
JPHQ .......        Pay          7.16%      NZD Bank Bill Rate           5,740,000 NZD     7/31/13    $    316,145   $         --
JPHQ .......        Pay          7.12%      NZD Bank Bill Rate           5,750,000 NZD     8/01/13         309,795             --
JPHQ .......        Pay         7.055%      NZD Bank Bill Rate           5,750,000 NZD     8/04/13         300,736             --
JPHQ .......        Pay         7.035%      NZD Bank Bill Rate          11,500,000 NZD     8/05/13         595,249             --
JPHQ .......        Pay          7.05%      NZD Bank Bill Rate           2,875,000 NZD     8/06/13         149,172             --
JPHQ .......        Pay          7.05%      NZD Bank Bill Rate           2,875,000 NZD     8/07/13         149,218             --
JPHQ .......        Pay          7.00%      NZD Bank Bill Rate           3,045,600 NZD     8/14/13         153,433             --
JPHQ .......        Pay          5.23%      NZD Bank Bill Rate           7,000,000 NZD    12/05/13          89,624             --
MLCO .......        Pay          9.03%  MXN Interbank Equilibrium
                                              Interest Rate            723,000,000 MXN     8/17/18       4,552,132             --
JPHQ .......        Pay        8.6748%  MXN Interbank Equilibrium
                                              Interest Rate             37,800,000 MXN    11/29/18         171,071             --
JPHQ .......        Pay          5.59%      NZD Bank Bill Rate           8,500,000 NZD    12/05/18             993             --
CITI .......        Pay        7.6973%  MXN Interbank Equilibrium
                                              Interest Rate             51,400,000 MXN     1/11/19              --        (35,495)
CITI .......        Pay         7.666%  MXN Interbank Equilibrium
                                              Interest Rate             67,000,000 MXN     1/12/19              --        (57,149)
CITI .......        Pay         7.835%  MXN Interbank Equilibrium
                                              Interest Rate             44,700,000 MXN     1/15/19             602             --
CITI .......        Pay         7.869%  MXN Interbank Equilibrium
                                              Interest Rate             58,100,000 MXN     1/16/19          10,441             --
CITI .......        Pay          8.00%  MXN Interbank Equilibrium
                                              Interest Rate             35,060,000 MXN     1/18/19          29,475             --
JPHQ .......        Pay          8.06%  MXN Interbank Equilibrium
                                              Interest Rate             55,780,000 MXN     1/22/19          73,059             --
CITI .......        Pay          8.07%  MXN Interbank Equilibrium
                                              Interest Rate            175,300,000 MXN     1/22/19         238,742             --


                             22 | Semiannual Report

Templeton Global Income Fund

                PAY/RECEIVE     FIXED                                                    EXPIRATION    UNREALIZED     UNREALIZED
COUNTERPARTY   FLOATING RATE    RATE          FLOATING RATE         NOTIONAL AMOUNT(a)      DATE      APPRECIATION   DEPRECIATION
------------   -------------   ------   -------------------------   ------------------   ----------   ------------   ------------
MLCO .......        Pay          9.10%  MXN Interbank Equilibrium
                                              Interest Rate            240,000,000 MXN     8/04/28    $  1,343,187   $         --
JPHQ .......        Pay        8.3167%  MXN Interbank Equilibrium
                                              Interest Rate             83,670,000 MXN     1/09/29              --        (32,821)
                                                                                                      ------------   ------------
   Unrealized appreciation (depreciation) .........................................................      8,483,074       (125,465)
                                                                                                      ------------   ------------
      Net unrealized appreciation (depreciation) ..................................................   $  8,357,609
                                                                                                      ============

(a)  In U.S. dollars unless otherwise indicated.

See Abbreviations on page 36.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 23

Templeton Global Income Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2010 (unaudited)

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ..............................   $1,047,500,728
      Cost - Sweep Money Fund (Note 7) .........................        4,445,542
                                                                   --------------
      Total cost of investments ................................   $1,051,946,270
                                                                   ==============
      Value - Unaffiliated issuers .............................   $1,190,749,790
      Value - Sweep Money Fund (Note 7) ........................        4,445,542
                                                                   --------------
      Total value of investments ...............................    1,195,195,332
   Foreign currency, at value (cost $3,358,867) ................        3,386,365
   Cash ........................................................        1,850,000
   Receivables:
      Investment securities sold ...............................          400,858
      Capital shares issued for reinvestment of distributions ..          336,498
      Interest .................................................       23,873,973
   Unrealized appreciation on forward exchange contracts .......       34,318,496
   Unrealized appreciation on swap contracts ...................        8,483,074
                                                                   --------------
         Total assets ..........................................    1,267,844,596
                                                                   --------------
Liabilities:
   Payables:
      Investment securities purchased ..........................        1,490,171
      Affiliates ...............................................          587,551
   Due to brokers ..............................................        2,330,000
   Unrealized depreciation on forward exchange contracts .......       22,617,149
   Unrealized depreciation on swap contracts ...................          125,465
   Accrued expenses and other liabilities ......................          513,608
                                                                   --------------
         Total liabilities .....................................       27,663,944
                                                                   --------------
            Net assets, at value ...............................   $1,240,180,652
                                                                   ==============
Net assets consist of:
   Paid-in capital .............................................   $1,088,583,526
   Undistributed net investment income .........................       18,860,567
   Net unrealized appreciation (depreciation) ..................      163,223,997
   Accumulated net realized gain (loss) ........................      (30,487,438)
                                                                   --------------
            Net assets, at value ...............................   $1,240,180,652
                                                                   ==============
   Shares outstanding ..........................................      131,405,058
                                                                   ==============
   Net asset value per share ...................................   $         9.44
                                                                   ==============

   The accompanying notes are an integral part of these financial statements.


                             24 | Semiannual Report

Templeton Global Income Fund

STATEMENT OF OPERATIONS
for the six months ended February 28, 2010 (unaudited)

Investment income:
   Interest (net of foreign taxes of $665,431) .......................................   $ 41,030,696
                                                                                         ------------
Expenses:
   Management fees (Note 3a) .........................................................      3,016,603
   Administrative fees (Note 3b) .....................................................        737,827
   Transfer agent fees ...............................................................        129,071
   Custodian fees (Note 4) ...........................................................        345,703
   Reports to shareholders ...........................................................         57,091
   Registration and filing fees ......................................................         60,320
   Professional fees .................................................................         38,417
   Trustees' fees and expenses .......................................................         49,736
   Other .............................................................................         21,951
                                                                                         ------------
         Total expenses ..............................................................      4,456,719
         Expense reductions (Note 4) .................................................         (1,878)
                                                                                         ------------
            Net expenses .............................................................      4,454,841
                                                                                         ------------
               Net investment income .................................................     36,575,855
                                                                                         ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ....................................................................     16,660,016
      Foreign currency transactions ..................................................    (15,475,597)
      Swap contracts .................................................................      8,839,144
                                                                                         ------------
            Net realized gain (loss) .................................................     10,023,563
                                                                                         ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ....................................................................     40,326,799
      Translation of other assets and liabilities denominated in foreign currencies ..     24,368,434
                                                                                         ------------
            Net change in unrealized appreciation (depreciation) .....................     64,695,233
                                                                                         ------------
      Net realized and unrealized gain (loss) ........................................     74,718,796
                                                                                         ------------
      Net increase (decrease) in net assets resulting from operations ................   $111,294,651
                                                                                         ============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 25

Templeton Global Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                SIX MONTHS ENDED
                                                                               FEBRUARY 28, 2010      YEAR ENDED
                                                                                   (UNAUDITED)     AUGUST 31, 2009
                                                                               -----------------   ---------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ................................................    $   36,575,855     $   60,859,159
      Net realized gain (loss) from investments, foreign currency
         transactions, and swap contracts ..................................        10,023,563         58,384,633
      Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in
         foreign currencies ................................................        64,695,233         60,463,651
                                                                                --------------     --------------
         Net increase (decrease) in net assets resulting from operations ...       111,294,651        179,707,443
                                                                                --------------     --------------
   Distributions to shareholders from net investment income and net
      foreign currency gains ...............................................       (33,086,794)      (176,089,256)
   Capital share transactions: (Note 2) ....................................         1,690,728            683,052
                                                                                --------------     --------------
         Net increase (decrease) in net assets .............................        79,898,585          4,301,239
Net assets:
   Beginning of period .....................................................     1,160,282,067      1,155,980,828
                                                                                --------------     --------------
   End of period ...........................................................    $1,240,180,652     $1,160,282,067
                                                                                --------------     --------------
Undistributed net investment income included in net assets:
   End of period ...........................................................    $   18,860,567     $   15,371,506
                                                                                ==============     ==============

   The accompanying notes are an integral part of these financial statements.


                             26 | Semiannual Report

Templeton Global Income Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Income Fund (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a closed-end investment company.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Corporate debt securities, government securities and municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value. Debt securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Investments in open-end mutual funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event


                             Semiannual Report | 27

Templeton Global Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION (CONTINUED)

occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A DELAYED DELIVERY BASIS

The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund's independent pricing services and the Fund's net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.


                             28 | Semiannual Report

Templeton Global Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED)

The Fund generally enters into forward exchange contracts in order to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral.

The Fund generally enters into interest rate swap contracts in order to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Pursuant to the terms of the interest rate swap contract, cash or securities may be required to be deposited as collateral.

At February 28, 2010, the fund holds $6,191,787 in U.S. Treasury securities and $2,330,000 in cash collateral for derivatives. Unrestricted cash received may be invested according to the Fund's investment objectives.

See Note 10 regarding other derivative information.

E. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years as of February 28, 2010, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary.


                             Semiannual Report | 29

Templeton Global Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Inflation-indexed bonds provide an inflation hedge through periodic increases or decreases in the security's interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At February 28, 2010, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                     SIX MONTHS ENDED        YEAR ENDED
                                     FEBRUARY 28, 2010     AUGUST 31, 2009
                                   --------------------   -----------------
                                    SHARES     AMOUNT     SHARES    AMOUNT
                                   -------   ----------   ------   --------
Shares issued in reinvestment of
   distributions ...............   182,179   $1,690,728   78,530   $683,052

The Fund's Board of Trustees previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. This authorization remains in effect. Through February 28, 2010, the Fund had repurchased a total of 11,210,400 shares. During the periods ended February 28, 2010 and August 31, 2009, there were no shares repurchased.


                             30 | Semiannual Report

Templeton Global Income Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                            AFFILIATION
----------                                       ---------------------
Franklin Advisers, Inc. (Advisers)               Investment manager
Franklin Templeton Services, LLC (FT Services)   Administrative manager

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
       0.550%         Up to and including $200 million
       0.500%         Over $200 million, up to and including $1 billion
       0.480%         Over $1 billion, up to and including $5 billion
       0.460%         Over $5 billion, up to and including $10 billion
       0.440%         Over $10 billion, up to and including $15 billion
       0.420%         Over $15 billion, up to and including $20 billion
       0.400%         In excess of $20 billion

B. ADMINISTRATIVE FEES

The Funds pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
       0.150%         Up to and including $200 million
       0.135%         Over $200 million, up to and including $700 million
       0.100%         In excess of $700 million

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended February 28, 2010, the custodian fees were reduced as noted in the Statement of Operations.


                             Semiannual Report | 31

Templeton Global Income Fund

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At August 31, 2009, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:

2010 ...  $17,156,631
2011 ...    4,209,282
2017 ...    1,836,347
          -----------
          $23,202,260
          ===========

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At August 31, 2009, the Fund deferred realized capital losses and realized currency losses of $275,661 and $10,734,746, respectively.

At February 28, 2010, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments..........................   $1,058,978,922
                                                ==============
Unrealized appreciation......................   $  147,447,867
Unrealized depreciation......................      (11,231,457)
                                                --------------
Net unrealized appreciation (depreciation)...   $  136,216,410
                                                ==============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, swaps, tax straddles and inflation related adjustments on foreign securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, bond discounts and premiums, swaps and tax straddles.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended February 28, 2010, aggregated $137,608,479 and $144,362,667, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Pursuant to a SEC exemptive order specific to the Fund's investment in the Sweep Money Fund, management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


                             32 | Semiannual Report

Templeton Global Income Fund

8. CREDIT RISK

At February 28, 2010, the Fund had 18.86% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. OTHER DERIVATIVE INFORMATION

At February 28, 2010, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

                                            ASSET DERIVATIVES                      LIABILITY DERIVATIVES
                                ----------------------------------------   --------------------------------------
DERIVATIVE CONTRACTS
NOT ACCOUNTED FOR AS              STATEMENT OF ASSETS AND     FAIR VALUE   STATEMENT OF ASSETS AND    FAIR VALUE
HEDGING INSTRUMENTS                 LIABILITIES LOCATION        AMOUNT      LIABILITIES LOCATION         AMOUNT
--------------------            --------------------------   -----------   ------------------------   -----------
Interest rate contracts .....   Unrealized appreciation on                 Unrealized depreciation
                                swap contracts               $ 8,483,074   on swap contracts          $   125,465
Foreign exchange contracts ..   Unrealized appreciation on                 Unrealized depreciation
                                forward exchange contracts    34,318,496   on forward exchange
                                                                           contracts                   22,617,149


                             Semiannual Report | 33

Templeton Global Income Fund

10. OTHER DERIVATIVE INFORMATION (CONTINUED)

For the period ended February 28, 2010, the effect of derivative contracts on the Fund's Statement of Operations was as follows:

                                                                                           CHANGE IN
                                                                                           UNREALIZED        AVERAGE
                                                                         REALIZED GAIN    APPRECIATION        AMOUNT
DERIVATIVE CONTRACTS                                                        (LOSS)       (DEPRECIATION)    OUTSTANDING
NOT ACCOUNTED FOR AS                          STATEMENT OF                  FOR THE          FOR THE       DURING THE
HEDGING INSTRUMENTS                       OPERATIONS LOCATIONS              PERIOD           PERIOD          PERIOD(a)
---------------------           --------------------------------------   -------------   --------------   -------------
Interest rate contracts .....   Net realized gain (loss) from swap
                                contracts / Net change in unrealized
                                appreciation (depreciation)
                                on investments                            $ 8,839,144     $(2,457,269)      181,444,598
Foreign exchange
   contracts ................   Net realized gain (loss) from foreign
                                currency transactions / Net change in
                                unrealized appreciation (depreciation)
                                on on translation of other assets and
                                liabilities denominated in foreign
                                currencies                                (10,560,771)     25,138,621     1,533,384,205

(a) Represents the average notional amount outstanding during the period. For derivative contracts denominated in foreign currencies, notional amounts are converted to U.S. dollars.

See Note 1(d) regarding derivative financial instruments.

11. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.


                             34 | Semiannual Report

Templeton Global Income Fund

11. FAIR VALUE MEASUREMENTS (CONTINUED)

The following is a summary of the inputs used as of February 28, 2010, in valuing the Fund's assets and liabilities carried at fair value:

                                         LEVEL 1       LEVEL 2       LEVEL 3       TOTAL
                                       ----------   --------------   -------   --------------
ASSETS:
   Investments in Securities:
      Bonds ........................   $       --   $1,122,177,587     $--     $1,122,177,587
      Municipal Bonds ..............           --       45,137,930      --         45,137,930
      Short Term Investments .......    4,445,542       23,434,273      --         27,879,815
                                       ----------   --------------     ---     --------------
         Total Investments in
            Securities .............   $4,445,542   $1,190,749,790     $--     $1,195,195,332
                                       ==========   ==============     ===     ==============
      Swaps ........................           --        8,483,074      --          8,483,074
      Forward Exchange Contracts ...           --       34,318,496      --         34,318,496
LIABILITIES:
      Swaps ........................           --          125,465      --            125,465
      Forward Exchange
         Contracts .................           --       22,617,149      --         22,617,149

12. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2010-6, FAIR VALUE MEASUREMENTS AND DISCLOSURES (TOPIC 820): IMPROVING DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS, which enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund is currently evaluating the impact, if any, of applying this provision.

In March 2010, the FASB issued ASU No. 2010-11, DERIVATIVES AND HEDGING (TOPIC
815): SCOPE EXCEPTION RELATED TO EMBEDDED CREDIT DERIVATIVES, which clarifies existing derivatives and hedging disclosure requirements and is effective for fiscal quarters beginning after June 15, 2010. The Fund is currently evaluating the impact, if any, of applying this provision.

13. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.


                             Semiannual Report | 35

Templeton Global Income Fund

ABBREVIATIONS

CURRENCY

AUD - Australian Dollar
BRL - Brazilian Real
EGP - Egyptian Pound
EUR - Euro
JPY - Japanese Yen
IDR - Indonesian Rupiah
ILS - New Israeli Shekel
KRW - South Korean Won
LKR - Sri Lankan Rupee
MXN - Mexican Peso
NOK - Norwegian Krone
NZD - New Zealand Dollar
PEN - Peruvian Nuevo Sol
PLN - Polish Zloty
SEK - Swedish Krona

SELECTED PORTFOLIO

AMBAC - American Municipal Bond Assurance Corp.
BHAC  - Berkshire Hathaway Assurance Corp.
FRN   - Floating Rate Note
FSA   - Financial Security Assurance Inc.
GO    - General Obligation
ID    - Improvement District
ISD   - Independent School District
MTA   - Metropolitan Transit Authority
USD   - Unified/Union School District

COUNTERPARTY

BOFA - Bank of America N.A.
BZWS - Barclays Bank PLC
CITI - Citibank N.A.
DBAB - Deutsche Bank AG
FBCO - Credit Suisse International
HSBC - HSBC Bank USA
HSBK - HSBC Bank PLC
JPHQ - JPMorgan Chase Bank, N.A.
MLCO - Merrill Lynch Capital Services, Inc.
MSCO - Morgan Stanley and Co., Inc.
UBSW - UBS AG


                             36 | Semiannual Report

Templeton Global Income Fund

ANNUAL MEETING OF SHAREHOLDERS, FEBRUARY 26, 2010

The Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Boulevard, Fort Lauderdale, Florida, on February 26, 2010. The purpose of the meeting was to elect five Trustees of the Fund and to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Fund for the fiscal year ending August 31, 2010. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Fund: Frank J. Crothers, Larry D. Thompson, Charles B. Johnson, Gregory E. Johnson and J. Michael Luttig.* Shareholders also ratified the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2010. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of five Trustees:

                                                           % OF                                % OF
                                                          SHARES                              SHARES
                                               % OF      PRESENT                   % OF      PRESENT
                                           OUTSTANDING     AND                 OUTSTANDING     AND
                                FOR           SHARES      VOTING    WITHHELD      SHARES      VOTING
                             -----------   -----------   -------   ---------   -----------   -------
TERM EXPIRING 2013
Frank J. Crothers ........   115,441,986      87.92%      97.73%   2,676,835      2.04%       2.27%
Larry D. Thompson ........   115,482,650      87.96%      97.77%   2,636,171      2.01%       2.23%
Charles B. Johnson .......   114,845,143      87.47%      97.23%   3,273,678      2.49%       2.77%
Gregory E. Johnson .......   115,118,562      87.68%      97.46%   3,000,259      2.29%       2.54%
Term Expiring 2011
J. Michael Luttig ........   115,520,119      87.98%      97.80%   2,598,702      1.98%       2.20%

2. The ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Fund for the fiscal year ending August 31, 2010:

                                                % OF       % OF
                                            OUTSTANDING    VOTED
                             SHARES VOTED      SHARES     SHARES
                             ------------   -----------   ------
For.......................    115,917,746      88.29%      98.14%
Against...................      1,091,817       0.83%       0.92%
Abstain...................      1,109,257       0.84%       0.94%
                              -----------      -----      ------
Total.....................    118,118,820      89.96%     100.00%

*    Harris J. Ashton, Ann Torre Bates, David W. Niemiec, Robert E. Wade, Edith
     E. Holiday, Frank A. Olson and Constantine D. Tseretopoulos are Trustees of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.


                             Semiannual Report | 37

Templeton Global Income Fund

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

Shareholders must affirmatively elect to participate in the Plan. If you decide to use this service, share dividends and capital gains distributions will be reinvested automatically in shares of the Fund for your account. BNY Mellon Shareowner Services, P.O. Box 358015, Pittsburgh, PA, 15252-8015, will provide additional Plan information upon request.

Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in new shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional cash payments to the Plan Administrator, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments can be made by check or money order payable to The Bank of New York Mellon (the "Plan Administrator") and sent to BNY Mellon Shareowner Services, P.O. Box 382009, Pittsburgh, PA, 15252-8009, Attention: Templeton Global Income Fund. The Plan Administrator will apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator's fee for a sale of shares through the Plan is $15.00 per transaction plus a $0.12 per share trading fee.

A participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to BNY Mellon Shareowner Services, P. O. Box 358015, Pittsburgh, PA, 15252-8015. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant's name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share. The Plan Administrator will convert any fractional shares held at the time of withdrawal to cash at current market price and send a check to the participant for the net proceeds.


                             38 | Semiannual Report

Templeton Global Income Fund

DIRECT DEPOSIT SERVICE FOR REGISTERED SHAREHOLDERS

Cash distributions can now be electronically credited to a checking or savings account at any financial institution that participates in the Automated Clearing House ("ACH") system. The Direct Deposit service is provided for registered shareholders at no charge. To enroll in the service, access your account online by going to http://vault.bnymellon.com/isd or dial 1-800-416-5585 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.


                             Semiannual Report | 39

Templeton Global Income Fund

TRANSFER AGENT

BNY Mellon Shareowner Services
P.O. Box 358015
Pittsburgh, PA 15252-8015
1-800-416-5585
www.bnymellon.com

DIRECT REGISTRATION

If you are a registered shareholder of the Fund, purchases of shares of the Fund can be electronically credited to your Fund account at BNY Mellon Shareowner Services through Direct Registration. This service provides shareholders with a convenient way to keep track of shares through book-entry transactions, electronically move book-entry shares between broker-dealers, transfer agents and DRS eligible issuers, and eliminate the possibility of lost certificates. For additional information, please contact BNY Mellon Shareowner Services at 1-800-416-5585.

SHAREHOLDER INFORMATION

Shares of Templeton Global Income Fund are traded on the New York Stock Exchange under the symbol "GIM." Information about the net asset value and the market price is published each Monday in the WALL STREET JOURNAL, weekly in BARRON'S and each Saturday in THE NEW YORK TIMES and other newspapers. Daily market prices for the Fund's shares are published in the "New York Stock Exchange Composite Transactions" section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585. Registered shareholders can access their Fund account on-line with INVESTOR SERVICEDIRECT(R). For information go to BNY Mellon Shareowner Services' web site at https://vault.bnymellon.com/isd and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at 1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list by writing Templeton Global Income Fund, 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.


                             40 | Semiannual Report

Templeton Global Income Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

CERTIFICATIONS

The Fund's Chief Executive Officer - Finance and Administration is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that she is not aware of any violation by the Fund of the Exchange's Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund's Form N-CSR and Form N-CSRS (which include the Fund's annual and semiannual reports to shareholders) that are filed annually with the Commission. The Fund has filed such certifications with its Form N-CSR for the year ended August 31, 2009. Additionally, the Fund expects to file, on or about April 30, 2010, such certifications with its Form N-CSRS for the six months ended February 28, 2010.


                             Semiannual Report | 41

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Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund(2)
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund(4)
Templeton Global Long-Short Fund(5)
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(6)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(6)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(6)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(7)
NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(8)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(9)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(10)
Michigan(10)
Minnesota(10)
Missouri
New Jersey
New York(9)
North Carolina
Ohio(10)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(11)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) Effective 5/1/09, Mutual Qualified Fund changed its name to Mutual Quest
     Fund. The fund's investment goal and strategy remained unchanged.

(3.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4.) Effective 5/1/09, Mutual Discovery Fund changed its name to Mutual Global
     Discovery Fund. The fund's investment goal and strategy remained unchanged.

(5.) Effective 12/18/09, this fund is closed to new investors, pending a proposal to merge the fund into Templeton World Fund. Existing shareholders may continue to make additional investments until shortly before the completion of the transaction, expected in April 2010.

(6.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(7.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(8.) The fund invests primarily in insured municipal securities.

(9.) These funds are available in three or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and a money market portfolio (CA only).

(10.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/15/09.

(11.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


02/10                                          Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   100 Fountain Parkway
                                           P.O. Box 33030
                                           St. Petersburg, FL 33733-8030

SEMIANNUAL REPORT

TEMPLETON GLOBAL INCOME FUND

INVESTMENT MANAGER
Franklin Advisers, Inc.

TRANSFER AGENT
BNY Mellon Shareowner Services
P.O. Box 358015
Pittsburgh, PA 15252-8015
Toll free number: (800) 416-5585
Hearing Impaired phone number: (800) 231-5469
Foreign Shareholders phone number: (201) 680-6578 www.melloninvestor.com/isd

FUND INFORMATION
(800) 342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TLGIM S 04/10


ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)   N/A

(d)   N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

     (2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.      N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Members of the Audit  Committee are: Frank J.  Crothers,  David W. Niemiec,  Ann
     Torre Bates and Constantine D. Tseretopoulos.

ITEM 6. SCHEDULE OF INVESTMENTS.  N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to RiskMetrics Group (RiskMetrics), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from RiskMetrics, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. As a matter of policy, the officers, directors/trustees and employees of the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager's clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund with the manager's recommendation regarding the vote for approval. If the conflict is not resolved by the Fund, the Proxy Group may refer the matter, along with the recommended course of action by the manager, if any, to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund. Where the Proxy Group or the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board or a committee of the board.

Where a material conflict of interest has been identified, but the items on which the manager's vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third-party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) "Other Business" without describing the matters that might be considered, or (3) items the manager wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of the manager rather than sending the proxy directly to the Fund for approval.

To avoid certain potential conflicts of interest, the manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the 1940 Act, or pursuant to an SEC exemptive order; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order ("cash sweep arrangement"); or (3) when required pursuant to the Fund's governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the Fund's shares.

The recommendation of management on any issue is a factor that the manager considers in determining how proxies should be voted. However, the manager does not consider recommendations from management to be determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. The manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. The manager believes that executive compensation should be directly linked to the performance of the company. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the manager conducts an independent review of each anti-takeover proposal. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to the manager's proxy voting decisions for international investments. However, the manager must be flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954)527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL INCOME FUND


By /s/LAURA F. FERGERSON
 -----------------------------
   Laura F. Fergerson
   Chief Executive Officer -
   Finance and Administration

Date:  April 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/LAURA F. FERGERSON
 -----------------------------
   Laura F. Fergerson
   Chief Executive Officer -
   Finance and Administration

Date:  April 27, 2010


By /s/MARK H. OTANI
 ------------------------------
   Mark H. Otani
   Chief Financial Officer and
   Chief Accounting Officer

Date:  April 27, 2010